UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2022

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None
Securities registered pursuant to Section 12(g) of the Act:
Tanger Factory Outlet Centers, Inc.: None
Tanger Properties Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐

Tanger Properties Limited Partnership: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 1.01    Entry into a Material Definitive Agreement

On October 12, 2022, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”), closed on a Third Amendment (the "Third Amendment") to the Second Amended and Restated Term Loan Agreement (as amended, the "Term Loan Agreement") between the Operating Partnership, the Company, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The Third Amendment, among other things, increased the size of the unsecured term loan from $300 million to $325 million, extended the maturity date from April 22, 2024 to January 13, 2027 (which may be extended by one additional year by exercising an extension option), and reduced the applicable pricing margin from LIBOR plus 125 basis points to adjusted SOFR plus 120 basis points based on the Company's current credit rating. The amendment also incorporates a sustainability metric, reducing the applicable grid-based interest rate spread by one basis point annually, subject to meeting certain thresholds.

The Term Loan Agreement continues to be guaranteed by the Company pursuant to a guarantee agreement.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as exhibit 10.1 hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Term Loan Agreement.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1
Third Amendment to Second Amended and Restated Term Loan Agreement dated as of October 12, 2022 between Tanger Properties Limited Partnership, Tanger Factory Outlet Centers, Inc., and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2022

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Thomas J. Guerrieri Jr.
Thomas J. Guerrieri Jr.
Senior Vice President and Chief Accounting Officer (Principal Financial Officer)

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER FACTORY OUTLET CENTERS, INC., its sole general partner

By:	/s/	Thomas J. Guerrieri Jr.
Thomas J. Guerrieri Jr.
Senior Vice President and Chief Accounting Officer (Principal Financial Officer)